UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2020

NiSource Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16189	35-2108964
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NI	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th ownership interest in a share of 6.50% Series B Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, liquidation preference $25,000 per share and a 1/1,000th ownership interest in a share of Series B-1 Preferred Stock, par value $0.01 per share, liquidation preference $0.01 per share

	NI PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item	8.01. Other Events.

Senior Notes Due 2030

On April 7, 2020, NiSource Inc. (the “Company”) and Barclays Capital Inc., J.P. Morgan Securities LLC, MUFG Securities Americas Inc. and PNC Capital Markets LLC, as representatives of the underwriters, entered into a Terms Agreement (the “Terms Agreement”) with respect to the offering and sale of $1,000,000,000 aggregate principal amount of the Company’s 3.600% Notes due 2030 (the “Notes”) under the Company’s Registration Statement on Form S-3 (File No. 333-234422) (the “Registration Statement”). The Terms Agreement incorporates by reference an Underwriting Agreement, dated November 30, 2017, of the Company (as filed with the Securities and Exchange Commission (the “SEC”) on November 30, 2017). The Notes will be issued pursuant to an Indenture, dated as of November 14, 2000, among the Company, as successor to NiSource Finance Corp., and The Bank of New York Mellon, as successor trustee, as amended and supplemented. The form, terms and provisions of the Notes are further described in the prospectus supplement, dated April 7, 2020, together with the related prospectus, dated November 1, 2019, as filed with the SEC under Rule 424(b)(2) of the Securities Act of 1933, as amended, on April 8, 2020, which description is incorporated herein by reference. The sale of the Notes is expected to close on April 13, 2020, subject to customary closing conditions.

A copy of the form of the Notes is filed as Exhibit 4.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein. The Company is filing Exhibit 5.1 with this Current Report on Form 8-K in connection with the Registration Statement.

Risk Factors

The Company hereby supplements the risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 with the following risk factor, which should be read in conjunction with the risk factors set forth in the Annual Report on Form 10-K.

The novel coronavirus (COVID-19) pandemic could materially adversely impact our business, results of operations, financial condition, liquidity and cash flows.

The continued spread of COVID-19 has resulted in widespread impacts on the global economy and financial markets and could lead to a prolonged reduction in economic activity, extended disruptions to supply chains and capital markets, and reduced labor availability and productivity. We are currently evaluating the potential impacts the pandemic may have on our essential natural gas and electric businesses and on our future operating results and liquidity, including potential impacts related to the health, safety and availability of our employees and contractors, suspended shutoffs of natural gas and electric services for nonpayment, more flexible payment plans for customers, demand for commercial, industrial and residential gas and electric services, counterparty credit, costs and availability of supplies, capital construction and infrastructure operations and maintenance programs, financing plans, pension valuations, and legal and regulatory matters, including the potential for delayed state regulatory filings and recovery of invested capital, as well as newly enacted and proposed state regulatory actions and federal laws. To the extent the COVID-19 pandemic adversely affects our business, results of operations, financial condition, liquidity or cash flows, it may also have the effect of heightening many of the other risks described in the ‘‘Risk Factors’’ section of our Annual Report on Form 10-K for the year ended December 31, 2019. The degree to which COVID-19 will impact us will depend in part on future developments, including the ultimate geographic spread, severity and duration of the outbreak, actions that may be taken by governmental authorities, and to what extent and when normal economic and operating conditions can resume.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of

1934, as amended. Investors and prospective investors should understand that many factors govern whether any forward-looking statement contained herein will be or can be realized. Any one of those factors could cause actual results to differ materially from those projected. These forward-looking statements include, but are not limited to, statements concerning the closing of the sale of the Notes. All forward-looking statements are based on assumptions that management believes to be reasonable; however, there can be no assurance that actual results will not differ materially. Factors that could cause actual results to differ materially from the forward-looking statements include, among other things, matters set forth in Item 1A, “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in other filings with the SEC. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events or changes to the future results over time or otherwise, except as required by law.

Item	9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

4.1	Form of 3.600% Notes due 2030

5.1	Opinion of Sidley Austin LLP

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISOURCE INC.

April 8, 2020	By:	/s/ Donald E. Brown
Donald E. Brown
Executive Vice President and Chief Financial Officer